Filed pursuant to Rule 497(e) under the Securities Act of 1933

Files No. 333-14725

Supplement Dated May 25, 2007

NUVEEN MUNICIPAL TRUST

Prospectus dated August 28, 2006

NUVEEN INVESTMENTS MUNCIPAL BOND FUNDS

The following updates are effective immediately:

For the Nuveen Intermediate Duration Municipal Bond Fund on page 8 and the Nuveen Limited Term Municipal Bond Fund on page 10:

Replace the first paragraph of How the Fund Pursues Its Objective as follows:

“The fund invests substantially all of its assets in municipal bonds. The fund will invest at least 80% of its net assets in investment grade municipal bonds rated BBB-/Baa3 or higher at the time of purchase by at least one independent rating agency, or if unrated, judged by the funds’ investment adviser to be of comparable quality. The fund will invest no more than 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield”, “high risk” or “junk” bonds.”

Replace the second and third sentences in the first paragraph under What are the Risks of Investing in the Fund? on pages 8 and 10 as follows:

“Credit risk is the risk that a municipal bond issuer will be unable to make interest and principal payments when due. Because the fund invests in below investment grade municipal bonds, commonly referred to as “high yield”, “high risk” or “junk” bonds, which are considered to be speculative, the credit risk is heightened for the fund.”

Replace the first paragraph under What Securities We Invest In—Credit Quality on page 14 as follows:

“The All-American and Insured Funds purchase only investment grade municipal bonds (rated BBB-/Baa3 or higher) at the time of purchase by at least one independent rating agency, or if unrated, judged by the funds’ investment adviser to be of comparable quality. The Intermediate Duration and Limited Term Funds will invest at least 80% of their net assets in investment grade municipal bonds (rated BBB-/Baa3 or higher) at the time of purchase by at least one independent rating agency, or if unrated, judged by the funds’ investment adviser to be of comparable quality. The Insured Fund will invest at least 80% of its net assets in insured municipal bonds.”

Replace the last sentence under What the Risks Are—Credit risk. on page 17 as follows:

“Credit risk is higher for the High Yield, Intermediate Duration and Limited Term Funds because they invest in below investment grade municipal bonds.”

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-NAT2-0507-D